April 22, 2022

DREYFUS CASH MANAGEMENT FUNDS
Institutional Shares

Administrative Shares

Investor Shares

Preferred Shares

Supplement to Current Prospectus

The following information supersedes the information contained in the third paragraph of "Shareholder Guide -- Buying and Selling Shares -- How to Sell Shares" in the funds' prospectus:

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

CMGTS0422